UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2010 (October 20, 2010)

CHINA BROADBAND, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19644	20-1778374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Union Square, West Suite 502
New York, New York  10003
Telephone No.: 212-206-1216
(Address and telephone number of Registrant's principal
executive offices and principal place of business)

1900 Ninth Street, 3rd Floor Boulder, Colorado 80302
(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.
Item 3.02	Unregistered Sales of Equity Securities

On October 20, 2010, China Broadband, Inc. (the “Company”) entered into separate Warrant Exchange Agreements (the “Agreements”) with the holders of different series of warrants to purchase shares of the Company’s common stock (“Warrants”).  Pursuant to the Agreements, (i) the holders of Warrants issued on January 11, 2008  to purchase an aggregate of 9,699,993 shares of the Company’s common stock at an exercise price of $0.20 per share, have exchanged their Warrants for an aggregate of 485,000 shares of the Company’s common stock, and (ii) the holders of Warrants issued on July 30, 2010 to purchase an aggregate of 622,591,300 shares of the Company’s common stock at an exercise price of $0.05 per share, have exchanged their Warrants for an aggregate of 373,554,780 shares of the Company’s common stock.  Following the consummation of the transactions contemplated by the Agreements, there are 829,836,723 shares of common stock outstanding (on a fully diluted basis) and 11,393,500 Warrants to purchase shares of Company common stock at exercise prices ranging from $0.60 to $2.00.

The issuance of the foregoing securities pursuant to the Agreements was made in reliance on the exemption provided by Section 3(a)(9) and Section 4(2) of the Securities Act of 1933, as amended (the “Act”). None of the securities issued in connection with Agreements have been registered under the Act and may not be offered or sold absent registration or an applicable exemption from registration requirements. This current report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 8.01	Other Events

On October 20, 2010, the Company issued a press release announcing the consummation of the transactions contemplated by the Agreements.  A copy of the press release, which the Company is furnishing to the SEC, is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Warrant Exchange Agreement, dated October 20, 2010, between the Company and the holders of Warrants dated July 30, 2010
10.2	Form of Warrant Exchange Agreement, dated October 20, 2010, between the Company and the holders of Warrants dated January 11, 2010
99.1	Press Release dated October 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BROADBAND, INC.

Date: October 22, 2010	By:	/s/Marc Urbach
Marc Urbach President